Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

7. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	December 31, 2024	December 31, 2023
Construction in progress	$10,320,596	$44,139,576
Machinery	116,977,275	84,976,059
Building	18,400,135	14,996,749
Office equipment	2,781,912	847,144
Vehicle	550,134	382,000
	149,030,052	145,341,528
Less: accumulated depreciation	(19,990,558)	(2,559,970)
	$129,039,494	$142,781,558

Depreciation expense was $23,235,143, $2,607,276 and $16 for the years ended December 31, 2024, 2023 and for the period from its inception on November 8, 2022 through December 31, 2022. For the year ended December 31, 2024, TOYO Solar transferred machinery of $27,395,942 to TOYO Ethiopia. These machinery were not accrued of depreciation expenses when they were en route. As of the date of this report, the machinery arrived in TOYO Ethiopia and were ready for production.

As of December 31, 2024, the Company collateralized all of its buildings in TOYO Solar with carrying value of approximately $17.6 million, and machinery with carrying amount of approximately $73.6 million for the long-term bank credit facility from BIDV (Note 10), among which machinery of approximately $24.9 million was transferred to TOYO Ethiopia and in progress of release from collateralization. As of December 31, 2023, all of the property and equipment were collateralized for the borrowings from BIDV.

As of December 31, 2024, the Company has drawn down loans of approximately $21.0 million from the long-term bank credit facility from BIDV and had unused line of credit of approximately $69.0 million.

As of December 31, 2023, the Company has drawn down loans of approximately $11.8 million for the long-term bank credit facility from BIDV and had unused line of credit of approximately $78.2 million.